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                                                                Exhibit 10(iii)S


                             WHIRLPOOL CORPORATION
                     1998 OMNIBUS STOCK AND INCENTIVE PLAN
                        (As amended February 16, 1999)

                                   ARTICLE 1
                                    GENERAL

1.1 PURPOSE

Whirlpool Corporation, a Delaware corporation (the "Corporation"), hereby adopts, subject to stockholder approval, this plan which shall be known as the WHIRLPOOL CORPORATION 1998 OMNIBUS STOCK AND INCENTIVE PLAN (the "Plan"). The Corporation and its Subsidiaries are severally and collectively referred to hereinafter as the "Company." The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase stockholder value by: (a) strengthening the Company's capability to develop, maintain, and direct an outstanding management team; (b) motivating superior performance by means of long-term performance related incentives; (c) encouraging and providing for obtaining an ownership interest in the Company;
(d) attracting and retaining outstanding executive talent by providing incentive compensation opportunities competitive with other major companies; and (e) enabling executives to participate in the long-term growth and financial success of the Company.

1.2 ADMINISTRATION

(a) The Plan shall be administered by the Human Resources Committee of the Board of Directors of the Corporation or such other committee of directors as is designated by the Board of Directors of the Corporation (the "Committee"), which shall consist of two or more members. Each member shall be a "Non-employee Director " as that term is defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3") and shall be an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). The members shall be appointed by the Board of Directors, and any vacancy on the Committee shall be filled by the Board of Directors.

(b) Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select from the regular full-time employees of the Company those who shall participate in the Plan (a "Participant" or "Participants"); (ii) make awards in such forms and amounts as it shall determine; (iii) impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate; (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (v) correct any defect or omission or reconcile any inconsistency in this Plan or in any award granted hereunder; and (vi) make all other determinations and take all other actions deemed necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons.

(c) All expenses associated with the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries and operating units as it deems appropriate.

(d) The Committee may delegate any of its authority hereunder to such persons as it deems appropriate.
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1.3 SELECTION FOR PARTICIPATION

Participants shall be selected by the Committee from the employees who occupy responsible managerial or professional positions and who have the capacity to contribute to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee may give consideration to the functions and responsibilities of the employee; the employee's past, present and potential contributions to the Company's profitability and sound growth; the value of the employee's services to the Company; and other factors deemed relevant by the Committee. Grants may be made to the same individual on more than one occasion.

1.4 TYPES OF AWARDS UNDER PLAN

Awards under the Plan may be in the form of any one or more of the following:
(a) Statutory Stock Options ("ISOs", which term shall be deemed to include Incentive Stock Options as defined in Section 2.5 and any future type of tax-qualified option which may subsequently be authorized), Non-statutory Stock Options ("NSOs" and, collectively with ISOs, "Options") and Stock Appreciation Rights ("SARs") as described in Article II; (b) Performance Units and Performance Shares ("Performance Units" and "Performance Shares") as described in Article III; and (c) Restricted Stock and Restricted Stock Equivalents ("Restricted Stock" and "Restricted Stock Equivalents") as described in Article IV (collectively, "Awards").

1.5 SHARES SUBJECT TO THE PLAN

Shares of stock covered by Awards under the Plan may be in whole or in part authorized and unissued or treasury shares of the Corporation's common stock, $1.00 par value per share, or such other shares as may be substituted pursuant to Section 6.2 ("Common Stock"). The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be 4 million shares (subject to adjustment pursuant to Section 6.2). The maximum number of shares of Common Stock which may be issued pursuant to the exercise of Options awarded under the Plan shall be 3,750,000 shares (subject to adjustment pursuant to Section 6.2). Any shares of Common Stock subject to an Option which for any reason is canceled (excluding shares subject to an Option canceled upon the exercise of a related SAR to the extent shares are issued upon exercise of such
SAR) or terminated without having been exercised, or any shares of Restricted Stock or Performance Shares which are forfeited, shall again be available for Awards under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Restricted Stock and Restricted Stock Equivalent awards shall be 1,000,000 shares, and the maximum number of shares of Common Stock which may be issued pursuant to Performance Share and Performance Unit awards shall be 1,000,000 (subject to adjustment pursuant to Section 6.2) or the cash equivalent thereof. No fractional shares shall be issued, and the Committee shall determine the manner in which fractional share value shall be treated.

1.6 MAXIMUM AWARDS PER PARTICIPANT

(a) The aggregate number of shares of Common Stock that a Participant may receive upon exercise of all of the Options and SARs awarded to such Participant under the Plan (including those already exercised by the Participant) shall not exceed 600,000 shares or the cash equivalent thereof.
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(b) The aggregate number of (i) all Performance Units and Performance Shares and
(ii) all shares of Restricted Stock and Restricted Stock Equivalents awarded to a Participant in any calendar year shall not exceed the equivalent of 300,000 shares or the cash equivalent thereof.


                                  ARTICLE II
                            STOCK OPTIONS AND STOCK
                              APPRECIATION RIGHTS

2.1 AWARD OF STOCK OPTIONS

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to any Participant ISOs and NSOs to purchase Common Stock.

2.2 STOCK OPTION AGREEMENTS

At the discretion of the Committee, an Option awarded under the Plan may be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine.

2.3 OPTION PRICE

The purchase price of Common Stock under each Option (the "Option Price") shall be the Fair Market Value of the Common Stock on the date the Option is awarded.

2.4 EXERCISE AND TERM OF OPTIONS

(a) Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants, provided that no such Option shall be exercisable within the first twelve months of its term. Each Option that is intended to qualify as an ISO pursuant to Section 422 of the Code, and each Option that is intended to qualify as another type of ISO that may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

(b) The Committee shall establish procedures governing the exercise of Options and shall require that written notice of exercise be given and that the Option Price be paid in full in cash (including check, bank draft or money order) at the time of exercise; provided, however, that such Option Price may be paid within six business days of the time of exercise, if the Participant instructs the Corporation to sell shares delivered on exercise as the Participant's agent pursuant to a "cashless exercise" program or other similar program established by the Committee. The Committee may permit a Participant, in lieu of part or all of the cash payment, to make payment in Common Stock already owned by that Participant, valued at Fair Market Value on the date of exercise, as partial or full payment of the Option Price; provided, however, that the Committee may, in any instance, in order to prevent any possible violation of law, require the Option Price to be paid in cash. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock. The exercise of an Option shall cancel any related SAR to the extent of the number of shares as to which the Option is exercised.
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2.5 LIMITATIONS ON ISOs

Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as ISOs (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be NSOs.

(b) Any ISO authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as ISOs.

(c) All ISOs must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the stockholders.

(d) Unless sooner exercised, terminated or canceled, all ISOs shall expire no later than ten years after the date of grant.

2.6 TERMINATION OF EMPLOYMENT

     In the event the Participant ceases to be an employee with the consent of the Committee or upon the Participant's death, retirement or disability, each of the Participant's outstanding Options shall be exercisable by the Participant (or the Participant's legal representative or designated beneficiary), to the extent that such Option was then exercisable, at any time prior to an expiration date established by the Committee at the time of award (which may be the original expiration date of such Option or such earlier time as the Committee may establish), but in no event after its respective expiration date; provided that NSOs may be exercised up to one year after the death of a Participant even if this is beyond their expiration date. If the Participant ceases to be an employee for any other reason, all of the Participant's then outstanding Options shall terminate immediately.

2.7 AWARD OF STOCK APPRECIATION RIGHTS

(a) General. An SAR is a right to receive, without payment (except for applicable withholding taxes) to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined pursuant to the formula set forth in Section 2.7(e). An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option, or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option); (ii) with respect to any stock option currently outstanding under other incentive plans of the Corporation (as to all or any portion of the shares subject to the stock option), on terms established by the Committee; or (iii) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the terms and conditions of this Section.
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(b) Number. Each SAR granted to any Participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 6.2. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

(c) Duration. The term of each SAR shall be determined by the Committee but in no event shall an SAR be exercisable during the first year of its term. Subject to the foregoing, unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

(d) Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder a certificate for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled.

(e) Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

     (i) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to a stock option, the purchase price of a share of Common Stock under the stock option or (B) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, provided, however, such amount is at least equal to the Fair Market Value of the Common Stock on the date the SAR is awarded, (subject to adjustment under Section 6.2)); by

     (ii) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

(f) Agreement. Each SAR awarded by the Committee shall be subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe. At the discretion of the Committee, SARs awarded under the Plan may be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine.
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                                  ARTICLE III
                         PERFORMANCE SHARES AND UNITS

3.1 AWARD OF PERFORMANCE UNITS AND PERFORMANCE SHARES

The Committee may award to any Participant Performance Shares and Performance Units ("Performance Awards"). Each Performance Share shall represent one share of Common Stock. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value determined in the manner established by the Committee at the time of award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock.

3.2 PERFORMANCE UNIT AND PERFORMANCE SHARE AGREEMENTS

Each Performance Award shall be subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe. At the discretion of the Committee, a Performance Award may be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine.

3.3 ESTABLISHMENT OF PERFORMANCE ACCOUNTS

At the time of award, the Company shall establish an account (a "Performance Account") for each Participant. Performance Units and Performance Shares awarded to a Participant shall be credited to the Participant's Performance Account.

3.4 PERFORMANCE PERIOD AND TARGETS

(a) The performance period for each award of Performance Shares and Performance Units shall be of such duration as the Committee shall establish at the time of award; provided, however, that in no event will the performance period be less than one year (the "Performance Period"). There may be more than one award in existence at any one time and Performance Periods may differ.

(b) The Committee shall set performance targets relating to Performance Units and Performance Shares which shall be based on one or more of the following performance measures: stock price, market share, increase in sales, earnings per share, return on equity, cost reductions, economic value added, or any other performance measure the Committee deems appropriate. With respect to any awards the Committee intends to qualify for the performance based exception under Code
Section 162(m), performance targets shall be established in writing by the Committee no later than the earlier of (i) 90 days after the commencement of the Performance Period with respect to which the award of Performance Units or Performance Shares is made and (ii) the date as of which twenty-five percent (25%) of such Performance Period has elapsed. At the time of setting performance targets, the Committee shall establish superior and satisfactory performance targets to be achieved within the Performance Period. Failure to meet the satisfactory performance target will earn no Performance Award. Performance Awards will be earned as determined by the Committee in respect of a Performance Period in relation to the degree of attainment of performance between the superior and satisfactory performance targets.

3.5 PAYMENT RESPECTING PERFORMANCE AWARDS

(a) Performance Awards shall be earned to the extent that their terms and conditions are met. Notwithstanding the foregoing, Performance Awards and any other amounts credited to the Participant's Performance Account shall be payable to the Participant in accordance with the relevant award documents or otherwise when, if, and to the extent that the Committee determines to make such payment. All payment determinations shall be made by the Committee during the first four months following the end of the Performance Period.

(b) The Participant may elect to defer any payment respecting a Performance Award pursuant to Article V hereof.

(c) Payment for Performance Awards may be made in a lump sum or in installments, in cash, Common Stock or in a combination thereof as the Committee may determine.

3.6 TERMINATION OF EMPLOYMENT

If the Participant ceases to be an employee before the end of any Performance Period with the consent of the Committee or upon the Participant's death, retirement or disability before the end of any Performance Period, the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the payment to such Participant (or the Participant's legal representative or designated beneficiary) of all or a portion of the amount which would have been paid to the Participant had the Participant continued as an employee to the end of the Performance Period. If a Participant ceases to be an employee for any other reason, any unpaid amounts for outstanding Performance Periods shall be forfeited.

                                  ARTICLE IV
               RESTRICTED STOCK AND RESTRICTED STOCK EQUIVALENTS

4.1 AWARD OF RESTRICTED STOCK

The Committee may award to any Participant shares of Common Stock, subject to this Article IV and such other terms and conditions as the Committee may prescribe (such shares being herein called "Restricted Stock"). Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

4.2 RESTRICTED STOCK AGREEMENT

At the discretion of the Committee, Restricted Stock awarded under the Plan may be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine.

4.3 RESTRICTION PERIOD

At the time of award there shall be established for each Participant, a restriction period (the "Restriction Period") which shall lapse (a) upon the completion of a period of time ("Time Goal") as shall be determined by the Committee, or (b) upon the achievement of performance goals within certain time limitations ("Performance/Time Goal") as shall be determined by the Committee; provided that such Time Goal shall last at least until the third year anniversary of the date of the award or the Performance/Time Goal shall last at least until the first year anniversary of the date of the award. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the Participant as owner of such shares of Restricted Stock shall have all the rights of a holder of Common Stock. With respect to shares of Restricted Stock which are issued subject to a Time Goal, the Company shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to Section 4.1 at the expiration of the Restriction Period. With respect to shares of Restricted Stock which are issued subject to a Performance /Time Goal, the Company shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to Section 4.1 upon the achievement of the performance goal on or before the close of the Restriction Period. With respect to shares of Restricted Stock which are issued subject to a Performance/Time Goal which fail to meet the goal before the end of the restriction period, all such shares shall be forfeited, and the Company shall have the right to complete a blank stock power in order to return such shares to the Company.

4.4 TERMINATION OF EMPLOYMENT

(a) In the event the Participant ceases to be an employee with the consent of the Committee or upon the Participant's death, retirement or disability before the end of the Restriction Period and the Participant has received an award subject to a Time Goal, the restrictions imposed under this Article IV shall lapse with respect to such number of those shares subject to a Time Goal as shall be determined by the Committee, but, in no event less than a number equal to the product of (a) a fraction, the numerator of which is the number of completed months elapsed after the date of award of the Restricted Stock subject to a Time Goal to the Participant to the date of termination and the denominator of which is the number of months in the Restriction Period, multiplied by (b) the number of shares of Restricted Stock subject to a Time Goal; provided, however, that notwithstanding the foregoing, no restrictions shall lapse if the Participant ceases to be an employee prior to the three year anniversary of the date upon which the award was granted.

(b) In the event the Participant ceases to be an employee with the consent of the Committee or upon the Participant's death, retirement or disability before the end of the Restriction Period and the Participant has received an award subject to a Performance/Time Goal, the restrictions imposed under this Article IV shall lapse upon the achievement of the Performance/Time Goal within two years of the Participant's termination of employment with respect to such number of those shares subject to a Performance/Time Goal as shall be determined by the Committee, but, in no event, less than a number equal to the product of (a) a fraction, the numerator of which is the number of completed months elapsed after the date of award of the Restricted Stock subject to a Performance/Time Goal to the Participant to the date of termination of the Participant and the denominator of which is the number of months elapsed after the date award of the Restricted Stock subject to a Performance/Time Goal to the Participant to the date of achievement of the Performance/Time Goal, multiplied by (b) the number of shares of Restricted Stock subject to a Performance/Time Goal; provided, however, that notwithstanding the foregoing, no restrictions shall lapse if the Participant ceases to be an employee prior to the first year anniversary of the date upon which the award was granted.

(c) In the event the Participant ceases to be an employee for any other reason, all shares of Restricted Stock theretofore awarded to that Participant which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.

4.5 AWARD OF RESTRICTED STOCK EQUIVALENTS

In lieu of or in addition to the foregoing Restricted Stock Awards, the Committee may award to any Participant restricted stock equivalents, subject to the terms and conditions of Paragraphs 4.2, 4.3, and 4.4 of this Article IV being applied to such awards as if those awards were for Restricted Stock and subject to such other terms and conditions as the Committee may prescribe ("Restricted Stock Equivalents"). Each Restricted Stock Equivalent shall represent the right of the Participant to receive an amount determined in the manner established by the Committee at the time of award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock. Payment for Restricted Stock Equivalents may be made in a lump sum or installments, in cash, Common Stock or in a combination thereof as the Committee may determine.

                                   ARTICLE V
                             DEFERRAL OF PAYMENTS

5.1 ELECTION TO DEFER

A Participant may elect, with the consent of the Committee, no later than December 31 of the last full calendar year of the Performance Period, to defer all or a portion of the Participant's Performance Award within deferral limits established by the Committee, and the Committee may permit or require the deferral of any other Award payment, subject to such rules and procedures as it may establish (the "Deferred Amount"). The Committee may permit amounts now or hereafter deferred or available for deferral under any present or future incentive compensation program or deferral arrangement of the Company to be deemed Deferred Amounts and to become subject to the provisions of this Article. All Deferred Amounts will be subject to such terms and conditions and shall accrue such yield thereon (which may be measured by the Fair Market Value of the Common Stock and dividends thereon) as the Committee may from time to time establish.

5.2 DEFERRAL PERIOD

The Participant may, with the consent of the Committee, elect to receive payment of Deferred Amounts and any yield thereon either before or after retirement in a lump sum or in installments. Upon the death of a Participant, payments of any amounts hereunder shall be made to the Participant's designated beneficiary (pursuant to Section 6.13) or estate (in the absence of a designated beneficiary) in the manner elected by the Participant or (in the event the Participant made no election) in the manner determined by the Committee. The period between the date the Participant's Deferred Amount becomes payable and the final payment of such Deferred Amount hereunder shall be known as the "Deferral Period."

5.3 PARTICIPANT REPORTS

Annually, each Participant who has a Deferred Amount will receive a report setting forth all then Deferred Amounts and the yield thereon to date.

5.4 PAYMENT OF DEFERRED AMOUNTS

Unless otherwise agreed by the Company and the Participant, payment of Deferred Amounts may be in cash, Common Stock or partly in cash and partly in Common Stock, as the Committee shall determine.

5.5 ESTABLISHMENT OF TRUST

The Committee, in its sole discretion, may establish a trust to hold Deferred Amounts or any portion thereof for the benefit of Participants.

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS

6.1 NON-TRANSFERABILITY

Except as provided below, no Award under the Plan (including any Deferred Amount), and no interest therein, shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All Awards shall be exercisable or received during the Participant's lifetime only by the Participant or his legal representative. Notwithstanding the foregoing, the Committee may from time to time permit Awards to be transferable subject to such terms and conditions as the Committee may impose. Any transfer contrary to this Section 6.1 will nullify the Award.

6.2 ADJUSTMENTS UPON CERTAIN CHANGES:

In the event of a stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of Common Stock, the Board of Directors or the Committee may, in order to prevent the dilution or enlargement of rights under Awards (including any Deferred Amounts), make such adjustments in the number and type of shares authorized by this Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding Awards and the exercise prices specified therein as may be determined to be appropriate and equitable. The Committee may, notwithstanding any other provision of the Plan to the contrary, provide in the documents evidencing any Award (including Deferred Amounts) or, prior to any change in control as defined in the Whirlpool Corporation Salaried Employees Retirement Plan ("Change in Control"), provide through unilateral action of the Committee for adjustments to such Award in order to prevent the dilution or enlargement of rights thereunder, to provide for substitute consideration thereunder or to provide for acceleration of benefits thereunder in the event of a Change in Control, merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all assets or dissolution of or spin-off or similar transaction by the Company; provided, however, that no such provision shall require such acceleration of benefits in connection with a Change in Control as to any Award (including Deferred Amounts) held by either (a) a Participant who is an elected officer of the Company immediately prior to the transaction or series of transactions in which the Change in Control (the "Transaction") is to occur or (b) any other Participant who is designated by the Committee at the time the Award is made or subsequently thereto and, in either such case, who will hold an "Excess Equity Interest" in the Company, its successor or any of its affiliates after such Change in Control, unless a majority of the disinterested members of the Board of Directors approves such acceleration prior to the Change in Control. An "Excess Equity Interest" means that (i) the percentage interest in the Common Stock and similar securities of the Company, its successor, or any of its affiliates to be beneficially owned by the Participant after the Change in Control ("Post-Change Securities") will exceed the sum of (A) one-half of one percent (0.5%) and (B) the percentage interest in the Common Stock of the Company beneficially owned by the Participant immediately prior to the Transaction, such percentages to be determined on a fully-diluted basis, or (ii) the Participant will receive in connection with the Change in Control (in exchange for his Common Stock, as compensation and otherwise) a greater amount of Post-Change Securities, per share of Common Stock of the Company beneficially owned by him (including shares which may be acquired under stock options) immediately prior to the Transaction than stockholders of the Company who are not employed by the Company will have the right to receive, per share of Common Stock held by such stockholders.

6.3 TAX WITHHOLDING

(a) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Corporation with respect to any amount payable and/or shares issuable under the Plan, and the Corporation may defer such payment or issuance unless indemnified to its satisfaction.

(b) Subject to the consent of the Committee, due to (i) the exercise of a NSO,
(ii) lapse of restrictions on a Restricted Stock Award or (iii) the issuance of any other stock award under the Plan, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable under (i) withheld , or (B) tender back to the Company shares of Common Stock received pursuant to (i), (ii) or (iii), or (C) deliver back to the Company pursuant to (i), (ii) or (iii) previously-acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises (the "Tax Date"). The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under this Plan that the right to make Elections shall not apply to such Awards.

6.4 CONDITIONS ON AWARDS

In the event that the employment of a Participant holding any unexercised Option or SAR, any unearned Performance Award, any unearned shares of Restricted Stock or any unearned Restricted Stock Equivalents shall terminate with the consent of the Committee or by reason of retirement or disability, the rights of such Participant to any such Award shall be subject to the conditions that until any such Option or SAR is exercised, or any such Performance Award, share of Restricted Stock or Restricted Stock Equivalent is earned, the Participant shall
(a) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company and (b) be available, unless the Participant shall have died, at reasonable times for consultations (which shall not require substantial time or effort) at the request of the Company's management with respect to phases of the business with which the Participant was actively connected during the Participant's employment, but such consultations shall not (except in the case of a Participant whose active service was outside of the United States) be required to be performed at any place or places outside of the United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that either of the above conditions is not fulfilled, the Participant shall forfeit all rights to any unexercised Option or SAR, Performance Award, shares of Restricted Stock or Restricted Stock Equivalents held as on the date of the breach of condition. Any determination by the Board of Directors of the Corporation, which shall act upon the recommendation of the Chairman, that the Participant is, or has, engaged in a competitive business or activity as aforesaid or has not been available for consultations as aforesaid shall be conclusive.

6.5 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Awards thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or its employees to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without stockholder approval to the extent required by law, agreement or the rules of any exchange upon which the Common Stock is listed, (i) except as provided in Section 6.2, materially increase the number of shares of Common Stock which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to Participants under the Plan or (iv) extend the termination date of the Plan. No such amendment, suspension or termination shall impair the rights of Participants under outstanding Options, SARs, Performance Awards, awards of Restricted Stock or Restricted Stock Equivalents, Performance Accounts or Deferred Amounts without the consent of the Participants affected thereby.

6.6 FOREIGN ALTERNATIVES

Notwithstanding the other provisions of the Plan, in the case of any Award (including any Deferred Amount) to any Participant who is an employee of a foreign Subsidiary or foreign branch of the Company or held by a Participant who is in any other category specified by the Committee, the Committee may specify that such Award shall not be represented by shares of Common Stock or other securities but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if shares of Common Stock or other securities had been issued in the name of such Participant otherwise in accordance with the Plan (such rights being hereinafter called "Stock Equivalents"). The Stock Equivalents representing any such Award may subsequently, at the option of the Committee, be converted into cash or an equivalent number of shares of Common Stock or other securities under such circumstances and in such manner as the Committee may determine.

6.7 DEFINITIONS AND OTHER GENERAL PROVISIONS

(a) The terms "retirement" and "disability" as used under the Plan shall be construed by reference to the provisions of the pension plan or other similar plan or program of the Company applicable to a Participant.

(b) The term "Fair Market Value" as it relates to Common Stock on any given date means (i) the mean of the high and low sales prices of the Common Stock as reported by the Composite Tape of the New York Stock Exchange (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (ii) if the Common Stock is not listed on any domestic stock exchange, the mean of the high and low sales prices of the Common Stock as reported by the Nasdaq Stock Market on such date or the last previous date reported (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; of (iii) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii) above using the reported sale prices or quotations on the last previous date on which so reported; or (iv) if none of the foregoing clauses apply, the fair value as determined in good faith by the Corporation's Board of Directors or the Committee.

(c) The term "Subsidiary" shall mean, unless the context otherwise requires, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in such chain owns stock possessing at least 20% of the voting power in one of the other corporations in such chain.

(d) The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for employees.

6.8 NON-UNIFORM DETERMINATIONS

The Committee's determinations under the Plan, including without limitation, (a) the determination of the Participants to receive Awards, (b) the form, amount and timing of such Awards, (c) the terms and provisions of such Awards and (d) the agreements, if any, evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

6.9 SUSPENSIONS, LEAVES OF ABSENCE, AND TRANSFERS

The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan with respect to any suspension of employment or leave of absence from the Company granted to a Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such suspension or leave of absence shall be treated as if the Participant ceased to be an employee and
(b) the impact, if any, of any such suspension or leave of absence on Awards under the Plan. In the event a Participant transfers within the Company, such Participant shall not be deemed to have ceased to be an employee for purposes of the Plan.

6.10 LISTING, REGISTRATION, AND LEGAL COMPLIANCE

Each Award (including Deferred Amounts) shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any shares of Common Stock or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of shares of

Common Stock or other property thereunder, no such Award may be exercised or paid in Common Stock or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of Officers and other persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award (including Deferred Amounts) which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options or SARs may be exercised, the Committee may, in its discretion and without the holders' consent, so reduce such period on not less than 15 days prior written notice to the holders thereof.

6.11 LOANS

The Committee may provide for the Company to make loans to finance the exercise of any Option as well as the estimated or actual amount of any taxes payable by the holder as a result of the exercise or payment of any Option and may prescribe, or may empower the Company to prescribe, the other terms and conditions (including but not limited to the interest rate, maturity date and whether the loan will be secured or unsecured) of any such loan; provided, however, that notwithstanding the foregoing, all loans made pursuant to this provision shall include an interest rate on the outstanding balance of the loan at a rate of at least the then prevailing rate the Company would be charged by an unaffiliated lender for a loan of a similar nature and maturity.

6.12 INDEMNIFICATION

Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in settlement thereof, with the Company's approval, or paid by that person in satisfaction of any judgment in any such action, suit or proceeding against that person, provided that person shall give the Company an opportunity, at its own expense, to handle and defend the same before that person undertakes to handle and defend it on that person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

6.13 BENEFICIARY DESIGNATION

Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the

Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

6.14 RIGHTS OF PARTICIPANTS

Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue the Participant's present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

6.15 REQUIREMENTS OF LAW, GOVERNING LAW

The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all related award documents, shall be construed in accordance with and governed by the laws of the State of Delaware. The provisions of the Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3 under the Exchange Act, unless a contrary interpretation of any such provisions is otherwise required by applicable law.

6.16 EFFECTIVE DATE

The Plan shall, subject to the approval of the holders of a majority of the shares of Common Stock present at the 1998 annual meeting of the Corporation's stockholders, be deemed effective as of January 1, 1998. No awards of Options, SARs, Performance Units, Performance Shares or shares of Restricted Stock or Restricted Stock Equivalents shall be made hereunder after December 31, 2007.

                                      ///

(Rev. 02/16/99)